UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2006

STARTEK, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	1-12793	84-1370538

(State or other jurisdiction of incorporation	(Commission File	(I.R.S. Employer Identification No.)
or organization)	Number)
44 Cook Street, 4th Floor, Denver, Colorado 80206

(Address of principal executive offices; zip code)
Registrant’s telephone number, including area code: (303) 399-2400

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On July 31, 2006, the Board of Directors of StarTek, Inc.(“StarTek”) approved that Ed Zschau will receive $15,000 annually, paid in quarterly installments, in addition to the normal director compensation, for his services as Chairman of the Board.
Item 2.02. Results of Operations and Financial Condition
On August 2, 2006, StarTek issued a press release reporting its earnings for the quarter ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. This press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On July 31, 2006, A. Laurence Jones was appointed as a member of the Audit Committee, Compensation Committee, and Governance and Nominating Committee of the Board of Directors of StarTek.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
99.1      Press Release dated August 2, 2006
SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STARTEK, INC.
Date: August 4, 2006	By:	/s/ Rodd E. Granger
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated August 2, 2006